UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2012

NEWMARKET CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-32190

Virginia	20-0812170
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below, on April 26, 2012, the shareholders of NewMarket Corporation (the “Company”) approved an amendment to the Company’s Articles of Incorporation, which removes the requirement that directors be elected by a plurality vote and also updates a reference to a subsection of the Virginia Stock Corporation Act in Article III.A. The amendment was filed with the State Corporation Commission of the Commonwealth of Virginia on April 26, 2012, and became effective upon the issuance of a certificate of amendment by the State Corporation Commission on April 27, 2012. A copy of the Company’s Articles of Incorporation, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On February 23, 2012, the Board of Directors approved an amendment to Section II, Part 3 of the Bylaws of the Company, which became effective upon the effectiveness of the amendment to the Articles of Incorporation on April 27, 2012. The Bylaw amendment provides for a majority vote standard for uncontested director elections, while retaining a plurality vote standard in the event of a contested election. The Bylaw amendment also requires a nominee who already serves as a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors as to whether to accept the tendered resignation or reject it. The Board of Directors will act on and publicly disclose its decision with respect to the tendered resignation and, if such resignation is rejected, the rational behind the decision, no later than 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Nominating and Corporate Governance Committee recommendation or Board of Director action regarding whether to accept or reject the tendered resignation. A copy of the Company’s Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2012, the Company held its 2012 Annual Meeting of Shareholders. The proposals listed below were submitted to a vote of shareholders, and are described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 13, 2012 (the “Proxy Statement”). The results are as follows:

1. Shareholders elected each of the Company’s seven nominees to serve on its Board of Directors for the ensuing year, as set forth below:

Director	Affirmative Votes	Votes Withheld	Broker Non-Votes

Phyllis L. Cothran	11,031,528	192,656	1,000,959

Mark M. Gambill	11,174,397	49,634	1,000,959

Bruce C. Gottwald	10,898,055	325,976	1,000,959

Thomas E. Gottwald	11,173,773	50,318	1,000,959

Patrick D. Hanley	9,977,089	1,246,942	1,000,959

James E. Rogers	11,116,133	107,898	1,000,959

Charles B. Walker	11,041,942	182,242	1,000,959

2. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012, as set forth below:

Affirmative Votes	Votes Against	Abstentions

12,090,759	129,613	4,771

3. The shareholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement, as set forth below:

Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes

10,925,880	154,369	143,935	1,000,959

4. The shareholders approved an amendment to the Company’s Articles of Incorporation to remove the requirement of plurality voting for directors, as set forth below:

Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes

11,161,187	51,490	11,507	1,000,959

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Articles of Incorporation, as amended and restated, effective April 27, 2012.

3.2	NewMarket Corporation Bylaws, as amended and restated, effective April 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2012

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Chief Financial Officer